MASTER SERVICER'S CERTIFICATE

                (Delivered pursuant to Section 4.9

            of the Master Sale and Servicing Agreement)







                  HOUSEHOLD FINANCE CORPORATION,

                            Master Servicer

              HOUSEHOLD AUTO RECEIVABLES CORPORATION



              HOUSEHOLD AUTOMOBILE REVOLVING TRUST I



           Class A, B-1, B-2 and C Notes, Series 1998-1





     The undersigned, a duly authorized representative of Household

Finance
Corporation, as Master Servicer (the "Servicer"), pursuant to the amended and restated
Master Sale and Servicing Agreement, dated as of November 1, 1998,

by and among the
Servicer, Household Automobile Revolving Trust I, as Issuer (the

"Issuer"), Household Auto
Receivables Corporation, as Seller (the "Seller"), The Chase

Manhattan Bank, as Indenture
Trustee (the "Indenture Trustee") and Wilmington Trust Company, as

Owner Trustee, does
hereby certify with respect to the information set forth below as follows:


1.   Capitalized terms used in this Certificate shall have the

respective meanings set forth
       in the Master Sale and Servicing Agreement and Series 1998-1

Supplement, dated as of
       November 1, 1998, by and among the Servicer, Issuer, Seller,

Indenture Trustee and
       Wilmington Trust Company, as Owner Trustee.



2.   Household Finance Corporation is, as of the date hereof, the

Servicer
      under the Master Sale and Servicing Agreement.



3.   The undersigned is a Servicing Officer.



4. This Certificate relates to the Distribution Date occurring on June 17, 1999


5.  Series 1998-1 Information



(a)  The amount of Collected Funds with respect to the Collection
  $29,670,829.51
Period was equal to
        (i) The Gross Cash Yield
        18.1366%


(b)  The amount of Available Funds with respect to the Collection
   29,670,829.51
Period was equal to


(c)  The  Liquidated Receivables for the Collection Period was
    6,626,677.53
equal to


(d)  Net Liquidation Proceeds for the Collection Period was equal
    3,001,304.22
to
        (i) The annualized net default rate
         6.0740%


(e)  The principal balance of Series 1998-1 Receivables at the beginning
        of the Collection Period was equal to
  716,240,067.02


(f)  The principal balance of Series 1998-1 Receivables on the last day
        of the Collection Period was equal to
  693,960,885.00


(g)  The aggregate outstanding  balance of the Series 1998-1

Receivables which were one
        payment (1-29 days) delinquent as of the close of business on the last day of the
        Collection Period with respect to such Distribution Date
   26,226,000.00
was equal to


(h)  The aggregate outstanding  balance of the Series 1998-1

Receivables which were two
        payments (30-59 days) delinquent as of the close of

business on the last day of the
        Collection Period with respect to such Distribution Date
    9,121,000.00
was equal to


(i)  The aggregate outstanding  balance of the Series 1998-1

Receivables which were three or
        more payments (60+ days) delinquent as of the close of

business on the last day of the
        Collection Period with respect to such Distribution Date
    5,668,000.00
was equal to


(j)  The Base Servicing Fee paid on the Distribution Date was equal
  4,807,876.08
to


(k)  The Principal Distributable Amount for the Distribution Date
   19,884,169.95
was equal to


(l)  The Principal Amount Available for the Distribution Date was
   26,332,309.22
equal to


(m)  The Aggregate Note Principal Balance is equal to
  639,244,259.82


(n)  The Aggregate Optimal Note Balance is equal to
  619,360,089.86


(o)  The Targeted Overcollateralization Amount is equal to
   74,600,795.14


(p)  The Targeted Credit Enhancement Amount is equal to
   95,419,621.69


(q)  The Targeted Reserve Account Balance is equal to
   20,818,826.55


(r)  The Reserve Account Deposit Amount for the Distribution Date
            0.00


(s)  The Maximum Reserve Account Deposit Amount for the
    4,053,127.20
Distribution Date


(t)  The Reserve Account Shortfall for the Distribution Date
            0.00


(u)  The amount on deposit in the Reserve Account after
   20,818,826.55
distributions is equal to


(v)  The notional amount of the Interest Rate Cap was equal to
  223,832,000.00


(w)  Payments received under the Interest Rate Cap were equal to
            0.00


(x)  Libor Rate used in determining payments received under the

Interest Rate Cap was
        equal to
       4.902500%


6.  Noteholder Information

(a) Class A-1

      (i)  The Class A Interest Distributable Amount with respect
       93,612.70
to Class A-1 was equal to


      (ii)  The Class A-1 interest paid on the Distribution Date
       93,612.70
was equal to


      (iii)  The Class A Interest Carryover Shortfall with respect
           0.00
to Class A-1 was equal to


      (iv)  The Class A-1 unpaid interest with respect to the
            0.00
Distribution Date was equal to


      (v)  The Class A-1 aggregate principal amount at the

beginning of the Distribution Date
                was equal to
   20,396,158.98


      (vi)  The Class A-1 aggregate principal amount at the end of the Distribution Date
                  was equal to
    3,204,256.75


      (vii)  The Class A Principal Distributable Amount with
   17,191,902.24
respect to Class A-1 was equal to


      (viii)  The Class A-1 principal distribution was equal to
   17,191,902.24


      (ix)  The ending Class A-1 Notes as a percentage of the Pool

Balance on the Distribution
                 Date was equal to
       0.461734%


      (x)  The ending Class A Notes as a percentage of the Pool

Balance on the Distribution
               Date was equal to
      52.581651%


(b) Class A-2

      (i)  The Class A Interest Distributable Amount with respect
      256,401.00
to Class A-2 was equal to


      (ii)  The Class A-2 interest paid on the Distribution Date
      256,401.00
was equal to


      (iii)  The Class A Interest Carryover Shortfall with respect
           0.00
to Class A-2 was equal to


      (iv)  The Class A-2 unpaid interest with respect to the
            0.00
Distribution Date was equal to


      (v)  The Class A-2 aggregate principal amount at the

beginning of the Distribution Date
               was equal to
   54,000,000.00


      (vi)  The Class A-2 aggregate principal amount at the end of the Distribution Date
                  was equal to
   54,000,000.00


      (vii)  The Class A Principal Distributable Amount with
            0.00
respect to Class A-2 was equal to


      (viii)  The Class A-2 principal distribution was equal to
            0.00


     (ix)  The Class A Principal Carryover Shortfall with respect
            0.00
to Class A-2 was equal to


     (x)  The Class A-2 unpaid principal with respect to the
            0.00
Distribution Date was equal to


      (xi)  The ending Class A-2 Notes as a percentage of the Pool

Balance on the Distribution
                Date was equal to
       7.781418%


      (xii)  The ending Class A Notes as a percentage of the Pool

Balance on the Distribution
                  Date was equal to
      52.581651%


(c) Class A-3

      (i)  The Class A Interest Distributable Amount with respect
      659,100.90
to Class A-3 was equal to


      (ii)  The Class A-3 interest paid on the Distribution Date
      659,100.90
was equal to


      (iii)  The Class A Interest Carryover Shortfall with respect
           0.00
to Class A-3 was equal to


      (iv)  The Class A-3 unpaid interest with respect to the
            0.00
Distribution Date was equal to


      (v)  The Class A-3 aggregate principal amount at the

beginning of the Distribution Date
               was equal to
  143,000,000.00


      (vi)  The Class A-3 aggregate principal amount at the end of the Distribution Date
                 was equal to
  143,000,000.00


      (vii)  The Class A Principal Distributable Amount with
            0.00
respect to Class A-3 was equal to


      (viii)  The Class A-3 principal distribution was equal to
            0.00


     (ix)  The Class A Principal Carryover Shortfall with respect
            0.00
to Class A-3 was equal to


     (x)  The Class A-3 unpaid principal with respect to the
            0.00
Distribution Date was equal to


      (xi)  The ending Class A-3 Notes as a percentage of the Pool

Balance on the Distribution
                Date was equal to
      20.606349%


      (xii)  The ending Class A Notes as a percentage of the Pool

Balance on the Distribution
                 Date was equal to
      52.581651%


(d) Class A-4

      (i)  The Class A Interest Distributable Amount with respect
      376,042.81
to Class A-4 was equal to


      (ii)  The Class A-4 interest paid on the Distribution Date
      376,042.81
was equal to


      (iii)  The Class A Interest Carryover Shortfall with respect
           0.00
to Class A-4 was equal to


      (iv)  The Class A-4 unpaid interest with respect to the
            0.00
Distribution Date was equal to


      (v)  The Class A-4 aggregate principal amount at the

beginning of the Distribution Date
                 was equal to
   80,832,000.00


      (vi)  The Class A-4 aggregate principal amount at the end of the Distribution Date
                 was equal to
   80,832,000.00


      (vii)  The Class A Principal Distributable Amount with
            0.00
respect to Class A-4 was equal to


      (viii)  The Class A-4 principal distribution was equal to
            0.00


     (ix)  The Class A Principal Carryover Shortfall with respect
            0.00
to Class A-4 was equal to


     (x)  The Class A-4 unpaid principal with respect to the
            0.00
Distribution Date was equal to


      (xi)  The ending Class A-4 Notes as a percentage of the Pool

Balance on the Distribution
                 Date was equal to
      11.647919%


      (xii)  The ending Class A Notes as a percentage of the Pool

Balance on the Distribution
                 Date was equal to
      52.581651%


(e) Class A-5

      (i)  The Class A Interest Distributable Amount with respect
      407,516.14
to Class A-5 was equal to


      (ii)  The Class A-5 interest paid on the Distribution Date
      407,516.14
was equal to


      (iii)  The Class A Interest Carryover Shortfall with respect
           0.00
to Class A-5 was equal to


      (iv)  The Class A-5 unpaid interest with respect to the
            0.00
Distribution Date was equal to


      (v)  The Class A-5 aggregate principal amount at the

beginning of the Distribution Date
                was equal to
   86,552,100.83


      (vi)  The Class A-5 aggregate principal amount at the end of the Distribution Date
                 was equal to
   83,859,833.12


      (vii)  The Class A-5 Principal Distributable Amount was equal
  2,692,267.71
to


      (viii)  The Class A-5 principal distribution was equal to
    2,692,267.71


     (ix)  The Class A-5 Principal Carryover Shortfall was equal
            0.00


     (x)  The Class A-5 unpaid principal with respect to the
            0.00
Distribution Date was equal to


      (xi)  The ending Class A-5 Notes as a percentage of the Pool

Balance on the Distribution
                Date was equal to
      12.084231%


      (xii)  The ending Class A Notes as a percentage of the Pool

Balance on the Distribution
                 Date was equal to
      52.581651%


(f) Class B-1

      (i)  The Class B-1 Interest Distributable Amount was equal to
    521,340.75


      (ii)  The Class B-1 interest paid on the Distribution Date
      521,340.75
was equal to


      (iii)  The Class B-1 Interest Carryover Shortfall was equal
            0.00
to


      (iv)  The Class B-1 unpaid interest with respect to the
            0.00
Distribution Date was equal to


      (v)  The Class B-1 aggregate principal amount at the

beginning of the Distribution Date
                was equal to
   99,303,000.00


      (vi)  The Class B-1 aggregate principal amount at the end of the Distribution Date
                  was equal to
   99,303,000.00


      (vii)  The Class B-1 Principal Distributable Amount was equal
          0.00
to


      (viii)  The Class B-1 principal distribution was equal to
            0.00


     (ix)  The Class B-1 Principal Carryover Shortfall was equal
            0.00


     (x)  The Class B-1 unpaid principal with respect to the
            0.00
Distribution Date was equal to


      (xi)  The ending Class B-1 Notes as a percentage of the Pool

Balance on the Distribution
                     Date was equal to
      14.309596%


      (xii)  The ending Class A and B-1 Notes as a percentage of the Pool Balance on the
                  Distribution Date was equal to
      66.891247%


(g) Class B-2

      (i)  The Class B-2 Interest Distributable Amount was equal to
    503,136.00


      (ii)  The Class B-2 interest paid on the Distribution Date
      503,136.00
was equal to


      (iii)  The Class B-2 Interest Carryover Shortfall was equal
            0.00
to


      (iv)  The Class B-2 unpaid interest with respect to the
            0.00
Distribution Date was equal to


      (v)  The Class B-2 aggregate principal amount at the

beginning of the Distribution Date
                was equal to
   94,338,000.00


      (vi)  The Class B-2 aggregate principal amount at the end of the Distribution Date
                was equal to
   94,338,000.00


      (vii)  The Class B-2 Principal Distributable Amount was equal
          0.00
to


      (viii)  The Class B-2 principal distribution was equal to
            0.00


     (ix)  The Class B-2 Principal Carryover Shortfall was equal
            0.00


     (x)  The Class B-2 unpaid principal with respect to the
            0.00
Distribution Date was equal to


      (xi)  The ending Class B-2 Notes as a percentage of the Pool

Balance on the Distribution
                Date was equal to
      13.594138%


      (xii)  The ending Class A, B-1 and B-2 Notes as a percentage of the Pool Balance on the
                 Distribution Date was equal to
      80.485385%


(g) Class C

      (i)  The Class C Interest Distributable Amount was equal to
      329,457.92


      (ii)  The Class C interest paid on the Distribution Date was
     329,457.92
equal to


      (iii)  The Class C Interest Carryover Shortfall was equal to
           0.00


      (iv)  The Class C unpaid interest with respect to the
            0.00
Distribution Date was equal to


      (v)  The Class C aggregate principal amount at the beginning of the Distribution Date
                 was equal to
   60,823,000.00


      (vi)  The Class C aggregate principal amount at the end of the Distribution Date
                 was equal to
   60,823,000.00


      (vii)  The Class C Principal Distributable Amount was equal
            0.00
to


      (viii)  The Class C principal distribution was equal to
            0.00


     (ix)  The Class C Principal Carryover Shortfall was equal
            0.00


     (x)  The Class C unpaid principal with respect to the
            0.00
Distribution Date was equal to


      (xi)  The ending Class C Notes as a percentage of the Pool

Balance on the Distribution
                    Date was equal to
       8.764615%


      (xii)  The ending Class A, B-1, B-2 and C Notes as a

percentage of the Pool Balance on the
                  Distribution Date was equal to
      89.250000%


(h) Overcollateralization

     (i)  The ending overcollateralization was equal to
   74,600,795.14


     (ii)  The ending overcollateralization as a percentage of the

Pool Balance on the
              Distribution Date was equal to
      10.750000%


7.  As of the date hereof, to the best knowledge of the

undersigned,  the Servicer has
      performed in all material respects all its obligations under the Master Sale and Servicing
      Agreement through the Collection Period with respect to such

Distribution Date or, if there
      has been a default in the performance of any such obligation,

has set forth in detail (i) the
      nature of such default, (ii) the action taken by the Seller and Servicer, if any, to remedy such
      default and (iii) the current status of each such default; if
          None
applicable, insert "None".


8.  As of the date hereof, to the best knowledge of the

undersigned, no lien has been placed
     on any of the Series 1998-1 Receivables other than pursuant to the Basic Documents
     (or if there is a lien, such lien consists of:

______________________).


9.  The amounts specified to be deposited into and withdrawn from the Collection Account,
      as well as the amounts specified to be paid to the Issuer,

the Servicer, the Noteholders and
      the Certficateholder are all in accordance with the

requirements of the Master Sale and
      Servicing Agreement.





IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this
June 16, 1999







HOUSEHOLD FINANCE CORPORATION

as Servicer





By:

Name:     Steven H. Smith

Title:         Servicing Officer







HOUSEHOLD AUTOMOBILE REVOLVING TRUST I

SERIES 1998-1



Collection Period
        04/30/99
Distribution Date
        05/17/99




CLASS A-1 NOTEHOLDER'S STATEMENT



A.   Information Regarding Distributions

   1.   Total distribution per $1,000
     135.8573097
   2.   Principal distribution per $1,000
     134.6922525
   3.   Interest distribution per $1,000
     1.165057219


B.  Calculation of Class A-1 Interest

   1.   Class A-1 related Note Rate
       5.330000%
   2.   Class A-1 principal balance - beginning of period
  $39,168,218.21
   3.   Accrual convention
 Actual/360
   4.   Days in Interest Period
              28


   5.   Class A-1 interest due
     $162,374.02
   6.   Class A-1 interest paid
     $162,374.02
   7.   Class A Interest Carryover Shortfall with respect to Class
          $0.00
A-1
   8.   Class A-1 unpaid interest with respect to the Distribution
          $0.00
Date


C.  Calculation of Class A-1 principal balance

   1.  Class A-1 principal balance - beginning of period
  $39,168,218.21
   2.  Class A-1 principal - amount due
  $18,772,059.23
   3.  Class A-1 principal - amount paid
  $18,772,059.23
   4.  Class A-1 principal balance - end of period
  $20,396,158.98
   5.  Class A Principal Carryover Shortfall with respect to Class
          $0.00
A-1
   6.  Class A-1 unpaid principal with respect to the Distribution
          $0.00
Date
   7.  Class A-1 Notes as a percentage of the Pool Balance on the
       2.847671%
Distribution Date
   8.  Total Class A Notes as a percentage of the Pool Balance on
      53.722247%
the Distribution Date


D.  Performance of Trust

   1.  Available Funds for Distribution Date
  $31,505,930.89


   2.  Delinquent  Balances

     (a)  1-29 Days Delinquent
  $20,353,000.00
          % Of  Receivables
      0.02841645
     (b)  30-59 Days Delinquent
   $7,643,000.00
          % Of  Receivables
     0.010671003
     (c)  60+ Days Delinquent
   $5,676,000.00
          % Of  Receivables
     0.007924717


   3.  Aggregate losses for Collection Period less Net Liquidation
  $4,294,256.82
Proceeds


   4.  (a)  Base Servicing Fee paid on the Distribution Date
   $7,267,463.02
         (b)  Base Servicing Fee paid for the Distribution Date per
   981.905029%
$1,000


   5.  Pool Balance on the Accounting Date
 $716,240,067.02


   6.  Reserve Account

        (a)  Targeted Reserve Account Balance
  $21,487,202.01
        (b)  Amount on deposit in the Reserve Account
  $21,487,202.01


   7.  Payments received under the Interest Rate Cap

           (a)  The notional amount of the Interest Rate Cap
 $223,832,000.00
           (b)  Current Libor
       4.928750%
           (c)  Cap Rate
          0.0625
           (d)  Excess
 NA
           (e)  Day convention
 Actual/360
           (f)   Days in Interest Period
              28
          (g)  Payments received under the Interest Rate Cap
               0


   8.  (a)  Weighted Average Coupon (WAC)
     0.197188878
         (b)  Weighted Average Remaining Maturity (WAM)
     49.59961176




HOUSEHOLD AUTOMOBILE REVOLVING TRUST I

SERIES 1998-1



Collection Period
        04/30/99
Distribution Date
        05/17/99




CLASS A-2 NOTEHOLDER'S STATEMENT



A.   Information Regarding Distributions

   1.   Total distribution per $1,000
     4.288666667
   2.   Principal distribution per $1,000
               0
   3.   Interest distribution per $1,000
     4.288666667


B.  Calculation of Class A-2 Interest

   1.    Class A-2 related Note Rate
       5.514000%
   2.   Class A-2 principal balance - beginning of period
  $54,000,000.00
   3.   Accrual convention
 Actual/360
   4.   Days in Interest Period
              28


   5.   Class A-2 interest due
     $231,588.00
   6.   Class A-2 interest paid
     $231,588.00
   7.   Class A Interest Carryover Shortfall with respect to Class
          $0.00
A-2
   8.   Class A-2 unpaid interest with respect to the Distribution
          $0.00
Date


C.  Calculation of Class A-2 principal balance

   1.  Class A-2 principal balance - beginning of period
  $54,000,000.00
   2.  Class A-2 principal - amount due
           $0.00
   3.  Class A-2 principal - amount paid
           $0.00
   4.  Class A-2 principal balance - end of period
  $54,000,000.00
   5.  Class A Principal Carryover Shortfall with respect to Class
          $0.00
A-2
   6.  Class A-2 unpaid principal with respect to the Distribution
          $0.00
Date
   7.  Class A-2 Notes as a percentage of the Pool Balance on the
       7.539372%
Distribution Date
   8.  Total Class A Notes as a percentage of the Pool Balance on
      53.722247%
the Distribution Date


D.  Performance of Trust

   1.  Available Funds For Distribution Date
  $31,505,930.89


   2.  Delinquent  Balances

     (a)  1-29 Days Delinquent
  $20,353,000.00
          % Of  Receivables
      0.02841645
     (b)  30-59 Days Delinquent
   $7,643,000.00
          % Of  Receivables
     0.010671003
     (c)  60+ Days Delinquent
   $5,676,000.00
          % Of  Receivables
     0.007924717


   3.  Aggregate losses for Collection Period less Net Liquidation
  $4,294,256.82
Proceeds


   4.  (a)  Base Servicing Fee paid on the Distribution Date
   $7,267,463.02
         (b)  Base Servicing Fee paid for the Distribution Date per
   981.905029%
$1,000


   5.  Pool Balance on the Accounting Date
 $716,240,067.02


   6.  Reserve Account

        (a)  Targeted Reserve Account Balance
  $21,487,202.01
        (b)  Amount on deposit in the Reserve Account
  $21,487,202.01


   7.  Payments received under the Interest Rate Cap

           (a)  The notional amount of the Interest Rate Cap
 $223,832,000.00
           (b)  Current Libor
       4.928750%
           (c)  Cap Rate
          0.0625
           (d)  Excess
 NA
           (e)  Day convention
 Actual/360
           (f)   Days in Interest Period
              28


          (g)  Payments received under the Interest Rate Cap
               0


   8.  (a)  Weighted Average Coupon (WAC)
     0.197188878
         (b)  Weighted Average Remaining Maturity (WAM)
     49.59961176




HOUSEHOLD AUTOMOBILE REVOLVING TRUST I

SERIES 1998-1



Collection Period
        04/30/99
Distribution Date
        05/17/99




CLASS A-3 NOTEHOLDER'S STATEMENT



A.   Information Regarding Distributions

   1.   Total distribution per $1,000
     4.183472222
   2.   Principal distribution per $1,000
               0
   3.   Interest distribution per $1,000
     4.183472222


B.  Calculation of Class A-3 Interest

   1.    Calculation of Class A-3 Note Rate

          (a)  Libor
       4.928750%
          (b)  Spread
       0.450000%
          (c)  Class A-3 related Note Rate
       5.378750%


   2.    Class A-3 principal balance - beginning of period
 $143,000,000.00
   3.    Accrual convention
 Actual/360
   4.    Days in Interest Period
              28


   5.   Class A-3 interest due
     $598,236.53
   6.   Class A-3 interest paid
     $598,236.53
   7.   Class A Interest Carryover Shortfall with respect to Class
          $0.00
A-3
   8.   Class A-3 unpaid interest with respect to the Distribution
          $0.00
Date


C.  Calculation of Class A-3 principal balance

   1.  Class A-3 principal balance - beginning of period
 $143,000,000.00
   2.  Class A-3 principal - amount due
           $0.00
   3.  Class A-3 principal - amount paid
           $0.00
   4.  Class A-3 principal balance - end of period
 $143,000,000.00
   5.  Class A Principal Carryover Shortfall with respect to Class
          $0.00
A-3
   6.  Class A-3 unpaid principal with respect to the Distribution
          $0.00
Date
   7.  Class A-3 Notes as a percentage of the Pool Balance on the
      19.965373%
Distribution Date
   8.  Total Class A Notes as a percentage of the Pool Balance on
      53.722247%
the Distribution Date


D.  Performance of Trust

   1.  Collected Funds
  $31,505,930.89


   2.  Delinquent  Balances

     (a)  1-29 Days Delinquent
  $20,353,000.00
          % Of  Receivables
      0.02841645
     (b)  30-59 Days Delinquent
   $7,643,000.00
          % Of  Receivables
     0.010671003
     (c)  60+ Days Delinquent
   $5,676,000.00
          % Of  Receivables
     0.007924717


   3.  Aggregate losses for Collection Period less Net Liquidation
  $4,294,256.82
Proceeds


   4.  (a)  Base Servicing Fee paid on the Distribution Date
   $7,267,463.02
         (b)  Base Servicing Fee paid for the Distribution Date per
   981.905029%
$1,000


   5.  Pool Balance on the Accounting Date
 $716,240,067.02


   6.  Reserve Account

        (a)  Targeted Reserve Account Balance
  $21,487,202.01
        (b)  Amount on deposit in the Reserve Account
  $21,487,202.01


   7.  Payments received under the Interest Rate Cap

           (a)  The notional amount of the Interest Rate Cap
 $223,832,000.00
           (b)  Current Libor
       4.928750%
           (c)  Cap Rate
          0.0625
           (d)  Excess
 NA
           (e)  Day convention
 Actual/360
           (f)   Days in Interest Period
              28
          (g)  Payments received under the Interest Rate Cap
           $0.00


   8.  (a)  Weighted Average Coupon (WAC)
     0.197188878
         (b)  Weighted Average Remaining Maturity (WAM)
     49.59961176




HOUSEHOLD AUTOMOBILE REVOLVING TRUST I

SERIES 1998-1



Collection Period
        04/30/99
Distribution Date
        05/17/99




CLASS A-4 NOTEHOLDER'S STATEMENT



A.   Information Regarding Distributions

   1.   Total distribution per $1,000
     4.222361111
   2.   Principal distribution per $1,000
               0
   3.   Interest distribution per $1,000
     4.222361111


B.  Calculation of Class A-4 Interest

   1.    Calculation of Class A-4 related Note Rate

          (a)  Libor
       4.928750%
          (b)  Spread
       0.500000%
          (c)  Class A-4 related Note Rate
       5.428750%


   2.    Class A-4 principal balance - beginning of period
  $80,832,000.00
   3.    Accrual convention
 Actual/360
   4.    Days in Interest Period
              28


   5.   Class A-4 interest due
     $341,301.89
   6.   Class A-4 interest paid
     $341,301.89
   7.   Class A Interest Carryover Shortfall with respect to Class
          $0.00
A-4
   8.   Class A-4 unpaid interest with respect to the Distribution
          $0.00
Date


C.  Calculation of Class A-4 principal balance

   1.  Class A-4 principal balance - beginning of period
  $80,832,000.00
   2.  Class A-4 principal - amount due
           $0.00
   3.  Class A-4 principal - amount paid
           $0.00
   4.  Class A-4 principal balance - end of period
  $80,832,000.00
   5.  Class A Principal Carryover Shortfall with respect to Class
          $0.00
A-4
   6.  Class A-4 unpaid principal with respect to the Distribution
          $0.00
Date
   7.  Class A-4 Notes as a percentage of the Pool Balance on the
      11.285602%
Distribution Date
   8.  Total Class A Notes as a percentage of the Pool Balance on
      53.722247%
the Distribution Date


D.  Performance of Trust

   1.  Collected Funds
  $31,505,930.89


   2.  Delinquent  Balances

     (a)  1-29 Days Delinquent
  $20,353,000.00
          % Of  Receivables
      0.02841645
     (b)  30-59 Days Delinquent
   $7,643,000.00
          % Of  Receivables
     0.010671003
     (c)  60+ Days Delinquent
   $5,676,000.00
          % Of  Receivables
     0.007924717


   3.  Aggregate losses for Collection Period less Net Liquidation
  $4,294,256.82
Proceeds


   4.  (a)  Base Servicing Fee paid on the Distribution Date
   $7,267,463.02
         (b)  Base Servicing Fee paid for the Distribution Date per
   981.905029%
$1,000


   5.  Pool Balance on the Accounting Date
 $716,240,067.02


   6.  Reserve Account

        (a)  Targeted Reserve Account Balance
  $21,487,202.01
        (b)  Amount on deposit in the Reserve Account
  $21,487,202.01


   7.  Payments received under the Interest Rate Cap

           (a)  The notional amount of the Interest Rate Cap
 $223,832,000.00
           (b)  Current Libor
       4.928750%
           (c)  Cap Rate
          0.0625
           (d)  Excess
 NA
           (e)  Day convention
 Actual/360
           (f)   Days in Interest Period
              28
          (g)  Payments received under the Interest Rate Cap
               0


   8.  (a)  Weighted Average Coupon (WAC)
      19.718888%
         (b)  Weighted Average Remaining Maturity (WAM)
    4959.961176%




HOUSEHOLD AUTOMOBILE REVOLVING TRUST I

SERIES 1998-1



Collection Period
        04/30/99
Distribution Date
        05/17/99




CLASS A-5 NOTEHOLDER'S STATEMENT



A.   Information Regarding Distributions

   1.   Total distribution per $1,000
       33.091278
   2.   Principal distribution per $1,000
     28.88013926
   3.   Interest distribution per $1,000
     4.211138736


B.  Calculation of Class A-5 Interest

   1.    Class A-5 related Note Rate
       5.650000%
   2.   Class A-5 principal balance - beginning of period
  $89,440,114.76
   3.   Accrual convention
 30/360
   4.   Days in Interest Period



   4.   Class A-5 interest due
     $421,113.87
   5.   Class A-5 interest paid
     $421,113.87
   7.   Class A Interest Carryover Shortfall with respect to Class
          $0.00
A-5
   8.   Class A-5 unpaid interest with respect to the Distribution
          $0.00
Date


C.  Calculation of Class A-5 principal balance

   1.  Class A-5 principal balance - beginning of period
  $89,440,114.76
   2.  Class A-5 principal - amount due
   $2,888,013.93
   3.  Class A-5 principal - amount paid
   $2,888,013.93
   4.  Class A-5 principal balance - end of period
  $86,552,100.83
   5.  Class A-5 Principal Carryover Shortfall
           $0.00
   6.  Class A-5 unpaid principal with respect to the Distribution
          $0.00
Date
   7.  Class A-5 Notes as a percentage of the Pool Balance on the
      12.084231%
Distribution Date
   8.  Total Class A Notes as a percentage of the Pool Balance on
      53.722247%
the Distribution Date


D.  Performance of Trust

   1.  Collected Funds
  $31,505,930.89


   2.  Delinquent  Balances

     (a)  1-29 Days Delinquent
  $20,353,000.00
          % Of  Receivables
      0.02841645
     (b)  30-59 Days Delinquent
   $7,643,000.00
          % Of  Receivables
     0.010671003
     (c)  60+ Days Delinquent
   $5,676,000.00
          % Of  Receivables
     0.007924717


   3.  Aggregate losses for Collection Period less Net Liquidation
  $4,294,256.82
Proceeds


   4.  (a)  Base Servicing Fee paid on the Distribution Date
   $7,267,463.02
         (b)  Base Servicing Fee paid for the Distribution Date per
   981.905029%
$1,000


   5.  Pool Balance on the Accounting Date
 $716,240,067.02


   6.  Reserve Account

        (a)  Targeted Reserve Account Balance
  $21,487,202.01
        (b)  Amount on deposit in the Reserve Account
  $21,487,202.01


   7.  Payments received under the Interest Rate Cap

           (a)  The notional amount of the Interest Rate Cap
 $223,832,000.00
           (b)  Current Libor
       4.928750%
           (c)  Cap Rate
          0.0625
           (d)  Excess
 NA
           (e)  Day convention
 Actual/360
           (f)   Days in Interest Period
              28
          (g)  Payments received under the Interest Rate Cap
               0


   8.  (a)  Weighted Average Coupon (WAC)
      19.718888%
         (b)  Weighted Average Remaining Maturity (WAM)
    4959.961176%


HOUSEHOLD AUTOMOBILE REVOLVING TRUST I

SERIES 1998-1



Collection Period
        04/30/99
Distribution Date
        05/17/99




CLASS B-1 NOTEHOLDER'S STATEMENT



A.   Information Regarding Distributions

   1.   Total distribution per $1,000
            5.25
   2.   Principal distribution per $1,000
               0
   3.   Interest distribution per $1,000
            5.25


B.  Calculation of Class B-1 Interest

   1.    Class B-1 related Note Rate
           0.063
   2.   Class B-1 principal balance - beginning of period
  $99,303,000.00
   3.   Accrual convention
 30/360
   4.   Days in Interest Period



   4.   Class B-1 interest due
     $521,340.75
   5.   Class B-1 interest paid
     $521,340.75
   6.   Class B-1 Interest Carryover Shortfall
           $0.00
   7.   Class B-1 unpaid interest with respect to the Distribution
          $0.00
Date


C.  Calculation of Class B-1 principal balance

   1.  Class B-1 principal balance - beginning of period
  $99,303,000.00
   2.  Class B-1 principal - amount due
           $0.00
   3.  Class B-1 principal - amount paid
           $0.00
   4.  Class B-1 principal balance - end of period
  $99,303,000.00
   5.  Class B-1 Principal Carryover Shortfall
           $0.00
   6.  Class B-1 unpaid principal with respect to the Distribution
          $0.00
Date
   7.  Class B-1 Notes as a percentage of the Pool Balance on the
      13.864485%
Distribution Date
   8.  Class A and B-1 Notes as a percentage of the Pool Balance on
    67.586733%
the Distribution Date


D.  Performance of Trust

   1.  Collected Funds
  $31,505,930.89


   2.  Delinquent  Balances

     (a)  1-29 Days Delinquent
  $20,353,000.00
          % Of  Receivables
      0.02841645
     (b)  30-59 Days Delinquent
   $7,643,000.00
          % Of  Receivables
     0.010671003
     (c)  60+ Days Delinquent
   $5,676,000.00
          % Of  Receivables
     0.007924717


   3.  Aggregate losses for Collection Period less Net Liquidation
  $4,294,256.82
Proceeds


   4.  (a)  Base Servicing Fee paid on the Distribution Date
   $7,267,463.02
         (b)  Base Servicing Fee paid for the Distribution Date per
   981.905029%
$1,000


   5.  Pool Balance on the Accounting Date
 $716,240,067.02


   6.  Reserve Account

        (a)  Targeted Reserve Account Balance
  $21,487,202.01
        (b)  Amount on deposit in the Reserve Account
  $21,487,202.01


   7.  Payments received under the Interest Rate Cap

           (a)  The notional amount of the Interest Rate Cap
 $223,832,000.00
           (b)  Current Libor
       4.928750%
           (c)  Cap Rate
          0.0625
           (d)  Excess
 NA
           (e)  Day convention
 Actual/360
           (f)   Days in Interest Period
              28
          (g)  Payments received under the Interest Rate Cap
               0


   8.  (a)  Weighted Average Coupon (WAC)
      19.718888%
         (b)  Weighted Average Remaining Maturity (WAM)
    4959.961176%


HOUSEHOLD AUTOMOBILE REVOLVING TRUST I

SERIES 1998-1



Collection Period
        04/30/99
Distribution Date
        05/17/99




CLASS B-2 NOTEHOLDER'S STATEMENT



A.   Information Regarding Distributions

   1.   Total distribution per $1,000
     5.333333333
   2.   Principal distribution per $1,000
               0
   3.   Interest distribution per $1,000
     5.333333333


B.  Calculation of Class B-2 Interest

   1.    Class B-2 related Note Rate
           0.064
   2.   Class B-2 principal balance - beginning of period
  $94,338,000.00
   3.   Accrual convention
 30/360
   4.   Days in Interest Period



   4.   Class B-2 interest due
     $503,136.00
   5.   Class B-2 interest paid
     $503,136.00
   6.   Class B-2 Interest Carryover Shortfall
           $0.00
   7.   Class B-2 unpaid interest with respect to the Distribution
          $0.00
Date


C.  Calculation of Class B-2 principal balance

   1.  Class B-2 principal balance - beginning of period
  $94,338,000.00
   2.  Class B-2 principal - amount due
           $0.00
   3.  Class B-2 principal - amount paid
           $0.00
   4.  Class B-2 principal balance - end of period
  $94,338,000.00
   5.  Class B-2 Principal Carryover Shortfall
           $0.00
   6.  Class B-2 unpaid principal with respect to the Distribution
          $0.00
Date
   7.  Class B-1 Notes as a percentage of the Pool Balance on the
      13.171282%
Distribution Date
   8.  Class A, B-1 and B-2 Notes as a percentage of the Pool
      80.758015%
Balance on the Distribution Date


D.  Performance of Trust

   1.  Available Funds For Distribution Date
  $31,505,930.89


   2.  Delinquent  Balances

     (a)  1-29 Days Delinquent
  $20,353,000.00
          % Of  Receivables
      0.02841645
     (b)  30-59 Days Delinquent
   $7,643,000.00
          % Of  Receivables
     0.010671003
     (c)  60+ Days Delinquent
   $5,676,000.00
          % Of  Receivables
     0.007924717


   3.  Aggregate losses for Collection Period less Net Liquidation
  $4,294,256.82
Proceeds


   4.  (a)  Base Servicing Fee paid on the Distribution Date
   $7,267,463.02
         (b)  Base Servicing Fee paid for the Distribution Date per
   981.905029%
$1,000


   5.  Pool Balance on the Accounting Date
 $716,240,067.02


   6.  Reserve Account

        (a)  Targeted Reserve Account Balance
  $21,487,202.01
        (b)  Amount on deposit in the Reserve Account
  $21,487,202.01


   7.  Payments received under the Interest Rate Cap

           (a)  The notional amount of the Interest Rate Cap
 $223,832,000.00
           (b)  Current Libor
       4.928750%
           (c)  Cap Rate
       6.250000%
           (d)  Excess
 NA
           (e)  Day convention
 Actual/360
           (f)   Days in Interest Period
              28
          (g)  Payments received under the Interest Rate Cap
               0


   8.  (a)  Weighted Average Coupon (WAC)
     0.197188878
         (b)  Weighted Average Remaining Maturity (WAM)
     49.59961176